Exhibit 99.1



CHUCK STEVENS

Executive Vice President & Chief Financial Officer

Bank of America Merrill Lynch – 2015 New York Auto Summit – April 1, 2015

FORWARD LOOKING STATEMENTS

In this presentation and in related comments by our management, our use of the words "plans," "expect," "anticipate," "possible," "target," "believe," "commit," "intend," "continue," "may," "would," "could," "should," "project," "appears," "potential," "projected," "upside," "positioned," "outlook" or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors may include:
our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls and the cost and effect on our reputation of product recalls; our ability to maintain adequate financing sources, including as required to fund our planned significant investment in new technology; the ability of our suppliers to timely deliver parts, components and systems; our ability to realize successful vehicle applications of new technology; overall strength and stability of our markets, particularly outside of North America and China; costs and risks associated with litigation and government investigations including those related to our recent recalls; our ability to remain competitive and our ability to continue to attract new customers, particularly for our new products. General Motors Co. ("GM")'s most recent annual report on Form 10-K provides information about these and other factors, which we may revise or supplement in future reports to the Securities and Exchange Commission (the "SEC").

WHAT WE HEAR FROM INVESTORS

- Technology leadership and pace of innovation
- Inconsistent track record of delivering results
- Hard to see earnings getting better
- Concern over financial distress in a downturn
- Underfunded pensions perceived as an issue

TECHNOLOGY LEADERSHIP


CT6


Bolt EV


4G LTE


Super Cruise/V2V

We are establishing leadership position across many dimensions…

MANAGEMENT TEAM IS DELIVERING RESULTS

- Recall crisis management
- Did what we said – 2014 business results
  - Six straight quarters of Y-O-Y GMNA margin growth*
- Made tough decisions
  - Exit Chevy Europe; exit Australia, Indonesia, and Russia manufacturing
  - Restructuring Thailand
- Capital allocation framework/$5B share buyback
- Management not standing still – more to do

* Represents Core Operating Performance - excluding recalls

2014 RECALLS: STRONG LEADERSHIP



U.S. Market Share Impact – After Major Recall
Toyota (2009-2010)*
GM (2014-2015)*
Percentage Point Impact
2
1
0
(1)
(2)
(3)
(4)
*
Recall Announced
+1 QTR
+2 QTR
+3 QTR
+4 QTR

Key Principles/Actions

- "Do the right thing"
- Independent investigation
- Compensation Program
- Disciplinary actions
- Process changes
- Behavior changes
- Delivered results

* Denotes Toyota Motor Company announced initial recall for unintended acceleration; General Motors Company announced initial recall for ignition switch
Source: Internal company reports

DELIVERING ON OUR COMMITMENTS



GM Consolidated EBIT-Adjusted*
$Billions
$7.9
$8.6
$9.3**
$6.5
6.0%**
5.5%
5.2%
Memo:
EBIT-Adj.
Margins
2012
2013
2014
2015
Target
2016
Target

2015 Target

- EBIT-Adjusted and EBIT-Adjusted margins improving in all automotive regions

2016 Target

- 10% EBIT-Adjusted margins in North America
- Profitability in Europe
- Sustained margins in China
- GM Financial full captive
- Continued progress in developing markets

* Reconciliation of EBIT-Adjusted on slide S2
** Represents Core Operating Performance - excluding recalls

DISCIPLINED CAPITAL ALLOCATION FRAMEWORK

Reinvest in Business to Drive Growth and 20+% ROIC

Maintain $20B Target Cash

Maintain Investment Grade Balance sheet

All Available Free Cash Flow to Shareholders

Transparent and disciplined capital allocation framework driving shareholder value

EXPECT EARNINGS WILL GET BETTER – NUMEROUS CATALYSTS

Market Risks:

- U.S. cycle
- Pricing (ie. passenger cars)
- Interest rates
- Oil prices
- FX

Controllable Opportunity:

- Material costs / suppliers
- Overhead efficiencies
- New product contribution (high volume launches)
- GMF growth
- 4G LTE

FUTURE PRODUCT PORTFOLIO



2010-2014
Launch Cadence Average
~23% Volume
2015-2019
Launch Cadence Average
Estimated at ~36% Volume
20
13
21
31
30
27
38
38
32
47
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
% of Global New/Refreshed Vehicle Deliveries within 18 months

The product cycle story is just beginning ...

CHEVROLET MALIBU



CADILLAC CT6


ONE

PLACING MORE FOCUSED BETS…



Emerging Markets
GM Financial
Luxury
China
Mature Markets
Trucks
Growth
Profit

Full-line global automotive company… tremendous growth/profit potential

GMF – UNAPPRECIATED OPPORTUNITY

EBT-Adjusted
$ Billions



More than Double
$0.5
$0.8
+
2010*
2014
Expected 2018
Incremental Auto Co. Benefit

Ending Earning Assets
$ Billions



More than Double
$9
$41
2010*
2014
Expected 2018

No additional capital contributions, retained earnings support growth
Earnings and assets to grow faster than equity capital base
Double digit after-tax ROE, greater than cost of capital

* GMF acquired in 2010 and reported in Form 10-K

4G LTE – AN UNTAPPED OPPORTUNITY



Vehicle to Vehicle
Vehicle to Infrastructure
Remote Updates
Business to Business
4G LTE
GM Financial
Customer Lifecycle Management
Advanced Diagnostics
Business to Consumer

Significant margin/profit opportunity…
Estimated incremental $350M impact by 2018

FOCUS ON COST EFFICIENCY

Estimated Global Non-Raw Material & Logistics Cost Savings


$1.2B
2014
2015
2016+ Beyond

Estimated Global Operational Excellence
(47 Chartered Projects)


$~1B
$~0.6B
2015
2016+ Beyond

Project Focus Area

- Global Purchasing & Supply Chain
- Sales & Marketing
- Product Development
- Manufacturing/Other

Estimated Global IT & Global Business Services Cost Savings


~Double
$0.3B*
2014
2015
2016+ Beyond

Estimated Global Manufacturing Performance
(Annual performance ~ 4% = Flat Y-O-Y Manufacturing Costs)


$~1B
2015
2016+ Beyond

Mfg. Performance Drivers

- People cost efficiencies
- Indirect material savings
- Launch efficiencies
- Scrap / other projects
- Footprint optimization

* Denotes cost savings vs 2012 rate

GM BETTER POSITIONED FOR THE CYCLE

- Lower breakeven point
- Improving quality of earnings
- Investment grade balance sheet/revolver as backstop

Ability to "weather" a downturn and appropriately invest through cycle significantly improved...

BREAKEVEN SIGNIFICANTLY IMPROVED


Global Breakeven
(Wholesale Units)
~7+M
~5M
2007***
Today
GMNA Breakeven
(U.S. SAAR)
~16M
~10-11M
Q3 2007***
Today
U.S.
Mkt. Share
~25%
~17%

Proof Points

2010

- U.S. SAAR **11.8M**
- GMNA EBIT-Adj. **$5.7B***
- GMNA EBIT-Adj. Margin **6.8%***

2014

- U.S. SAAR **16.9M**
- GMNA EBIT-Adj. **$9.0B****
- GMNA EBIT-Adj. Margin **8.9%****

* As reported on Form 10-K filed in 2013, prior to implementation of country of sale reporting
** Represents Core Operating Performance - excluding recalls
*** Represents General Motors Corporation – aka "Old GM"

IMPROVING DIVERSIFICATION OF EARNINGS

% OF CONSOLIDATED GM EBIT-ADJ.



2014*
Rest of World**
(Including GMF)
GMNA
2016
GMF
Rest of World**
GMNA
2018
GMF
Rest of World**
GMNA

Earnings growth and additional diversification expected

* Represents Core Operating Performance - excluding recalls ** Contains financial results from Corporate/Elims

SIGNIFICANTLY LOWER BALANCE SHEET/ CASH OBLIGATIONS



Automotive Debt + OPEB
+ Net U.S. Pension**
$88B
$27B
2007*
2014
Auto Interest + OPEB
+ U.S. Pension Payments
$5B
$1B
2007*
2014
Automotive
Liquidity
$35B
$37B
2007*
2014

* Represents General Motors Corporation – aka "Old GM"

** 2007 U.S. pension plan fully funded; 2014 U.S. pension plan underfunded $11B

PENSION OBLIGATION DOWNSIZED & DERISKED



Pension Benefit Obligation
$134B
22%
25
109
$105B
24
80
U.S. - $11B
ROW - $13B
2011
2014
Assets
Underfunded

- No material mandatory U.S. contributions required for ~5 years
- Discount rates likely supportive over mid-term
- ROW-majority pay as you go

We have extended the time horizon to mitigate pension obligation

Note: Results may not foot due to rounding

SUMMARY

- Leadership positions in technology
- We are delivering results...and on track to deliver medium and long-term commitments
- Numerous catalysts will enable earnings to further improve
- GM is not the same company it was prior to last downturn --- well positioned for the cycle
- Pension obligation manageable

GENERAL MOTORS COMPANY

SELECT SUPPLEMENTAL FINANCIAL INFORMATION

NON-GAAP MEASURES

Management uses earnings before interest and taxes (EBIT)-adjusted and return on invested capital (ROIC) in its financial and operational decision making processes, for internal reporting and as part of its forecasting and budgeting processes as they provide additional transparency of our core operations. EBIT-adjusted and ROIC allow management to view operating trends, perform analytical comparisons and benchmark performance amongst other companies in our industry. In addition, ROIC allows management to assess how effectively we are deploying our assets.

We use EBIT-adjusted for our automotive segments because it excludes interest income, interest expense and income taxes and includes certain additional adjustments. We use income before income taxes-adjusted for GM Financial because we believe interest income and interest expense are part of operating results.

We define ROIC as EBIT-adjusted for the trailing four quarters divided by average net assets during that period. We consider average net assets to be the average of our ending total equity, plus average automotive debt and interest related liabilities (excluding capital leases), plus average automotive net pension and OPEB liabilities, less average automotive net income tax assets and average fresh start accounting goodwill for each quarter in that period.

Our calculation of EBIT-adjusted and ROIC are considered non-GAAP financial measures because we calculate them using financial measures that have been adjusted from the most directly comparable U.S. GAAP financial measure. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result the use of our non-GAAP measures has limitations and should not be considered in isolation from, or as a substitute for, related U.S. GAAP measures.

RECONCILIATION OF EBIT-ADJUSTED

($B)	2012	2013	2014
Income (loss) before income taxes	**(28.7)**	**7.5**	**4.2**
Add Back			
Interest Expense	0.5	0.3	0.4
Interest Income	(0.3)	(0.2)	(0.2)
Net (income) loss attributable to noncontrolling interests	0.1	0.0	(0.1)
Gain/(Loss) on Extinguishment of Debt	0.3	0.2	(0.2)
Special Items			
Goodwill Impairment Charges*	27.1	0.4	0.1
Impairment Charges of Property and Intangible Assets*	5.5	0.8	0.4
Pension Settlement Charges*	2.7	0.1	-
Venezuela Currency Devaluation*	-	0.2	0.4
GM Korea Wage Litigation*	0.3	(0.6)	-
Recall Campaign Catch-up Adjustment*	-	-	0.9
Ignition Switch Recall Compensation Program*	-	-	0.4
Other**	0.5	(0.1)	0.1
Total Special Items	36.1	0.8	2.3
EBIT-Adjusted	**7.9**	**8.6**	**6.5**
Memo: Recall Related Expenses	**-**	**-**	**2.8**
Memo: EBIT-Adjusted excluding Recall Related Expenses			**9.3**

*Included in Operating Income

** Please refer to filed 10K and 10Q documents for additional detail on other special items

Note: EBIT-Adjusted includes GM Financial on an EBT-Adjusted basis. Results may not foot due to rounding